                                  SCHEDULE 14A
                                 (RULE 14A-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
           PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                      EXCHANGE ACT OF 1934 (AMENDMENT NO. )

Filed by the Registrant /X/
Filed by a party other than the Registrant / /

Check the appropriate box:
/ /  Preliminary Proxy Statement              / /  Confidential, for Use of the
                                                   Commission Only (as permitted
                                                   by Rule 14a-6(e)(2))
/X/  Definitive Proxy Statement
/ /  Definitive Additional Materials
/ /  Soliciting Material Pursuant to Section 240.14a-12


                             TRACTOR SUPPLY COMPANY
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required.

/ / Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1) Title of each class of securities to which transaction applies:

         -----------------------------------------------------------------------
     (2) Aggregate number of securities to which transaction applies:

         -----------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

         -----------------------------------------------------------------------
     (4) Proposed maximum aggregate value of transaction:

         -----------------------------------------------------------------------
     (5) Total fee paid:

         -----------------------------------------------------------------------

/ /  Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

         -----------------------------------------------------------------------
     (2) Form, Schedule or Registration Statement No.:

         -----------------------------------------------------------------------
     (3) Filing Party:

         -----------------------------------------------------------------------
     (4) Date Filed:

         -----------------------------------------------------------------------

                                 [LOGO] TRACTOR
                                        SUPPLY Co
                             TRACTOR SUPPLY COMPANY
                             320 PLUS PARK BOULEVARD
                           NASHVILLE, TENNESSEE 37217
                               WWW.MYTSCSTORE.COM



To Our Stockholders:

On behalf of the Board of Directors, it is my pleasure to invite you to attend the 2004 Annual Meeting of Stockholders of Tractor Supply Company. The meeting will be held on Thursday, April 15, 2004, at the Company's Store Support Center in Nashville, Tennessee. The meeting will start at 10:00 a.m. local time.

The following pages contain the formal notice of the Annual Meeting and our Proxy Statement, which describes the specific business to be considered and voted upon at the Annual Meeting. The meeting will include a report on Tractor Supply Company's activities for the fiscal year ended December 27, 2003, and there will be an opportunity for comments and questions from stockholders.

Whether or not you plan to attend the meeting, it is important that you be represented and that your shares be voted. After reviewing the Proxy Statement, I ask you to complete, sign and date the proxy card and return it as soon as possible in the envelope provided.

I look forward to seeing you at the Annual Meeting.


Sincerely,


Joseph H. Scarlett, Jr.
CHAIRMAN OF THE BOARD
AND CHIEF EXECUTIVE OFFICER


March 8, 2004

                             TRACTOR SUPPLY COMPANY
                             320 PLUS PARK BOULEVARD
                           NASHVILLE, TENNESSEE 37217
                                 (615) 366-4600
                               WWW.MYTSCSTORE.COM


                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD APRIL 15, 2004


Please join us for the 2004 Annual Meeting of Stockholders of Tractor Supply Company. The meeting will be held at the Company's Store Support Center, 320 Plus Park Boulevard, Nashville, Tennessee, on Thursday, April 15, 2004, at 10:00 a.m. (central time).

The purposes of the meeting are:

     1. To elect three Class I Directors for a three-year term ending at the 2007 Annual Meeting of Stockholders;

     2. To ratify the reappointment of Ernst & Young LLP as independent auditors for the fiscal year ending December 25, 2004;

     3.   To approve the 2004 Cash Incentive Plan; and

     4.   To transact any other business properly coming before the meeting.

You must own shares at the close of business on March 2, 2004, to vote at the meeting. Regardless of whether you plan to attend, please vote by signing, dating and returning the enclosed proxy card at your earliest convenience. You may, of course, revoke your proxy at any time before it is voted at the meeting. However, completing, signing and returning the proxy will assure your representation at the meeting if you do not attend.

By Order of the Board of Directors,


M. Kim Vance
CORPORATE SECRETARY


Nashville, Tennessee
March 8, 2004


--------------------------------------------------------------------------------
                 YOUR VOTE IS IMPORTANT. PLEASE COMPLETE, SIGN,
                          DATE AND RETURN YOUR PROXY.
--------------------------------------------------------------------------------

                             TRACTOR SUPPLY COMPANY
                             320 PLUS PARK BOULEVARD
                           NASHVILLE, TENNESSEE 37217
                                 (615) 366-4600

                                 PROXY STATEMENT

                         ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD APRIL 15, 2004

                       INTRODUCTION AND VOTING PROCEDURES

This Proxy Statement is being mailed beginning March 8, 2004, in connection with the solicitation of proxies by the Board of Directors of Tractor Supply Company, a Delaware corporation, for use at the Annual Meeting of Stockholders. The meeting will be held at the Company's Store Support Center, 320 Plus Park Boulevard, Nashville, Tennessee, on Thursday, April 15, 2004, at 10:00 a.m. (central time).

                                TABLE OF CONTENTS

VOTING INFORMATION..........................................................   1
CORPORATE GOVERNANCE........................................................   2
ITEM 1:  ELECTION OF DIRECTORS..............................................   4
         Nominees for Director..............................................   5
COMPENSATION OF DIRECTORS...................................................   8
BOARD MEETINGS AND COMMITTEES...............................................   8
RELATED-PARTY TRANSACTIONS WITH TRACTOR SUPPLY COMPANY......................   9
AUDIT COMMITTEE REPORT......................................................  10
COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION.................  11
EXECUTIVE COMPENSATION......................................................  11
         Compensation Committee Report......................................  11
         Summary Compensation Table.........................................  16
         Option Grants......................................................  17
STOCK PERFORMANCE CHART ....................................................  19
COMPLIANCE WITH SECTION 16(A)...............................................  20
SECURITY OWNERSHIP..........................................................  20
ITEM 2:  RATIFICATION OF REAPPOINTMENT OF INDEPENDENT AUDITORS..............  22
ITEM 3:  APPROVAL OF 2004 CASH INCENTIVE PLAN...............................  23
STOCKHOLDER PROPOSALS.......................................................  24
OTHER MATTERS...............................................................  25
AVAILABILITY OF FORM 10-K AND ANNUAL REPORT.................................  25
ADDENDUM A - AUDIT COMMITTEE CHARTER........................................ A-1
ADDENDUM B - 2004 CASH INCENTIVE PLAN....................................... B-1

The Board of Directors solicits your proxy. The Company pays         WHO COUNTS THE VOTES? EquiServe Trust Company will count the
the cost of soliciting your proxy and reimburses brokers and         votes. The Board has appointed a representative of EquiServe
others for forwarding proxy material to you.                         as the independent inspector of the election.

                      VOTING INFORMATION                             CAN I REVOKE MY PROXY?  Yes.  You can revoke your proxy by:
                                                                     o    Filing written notice of revocation with Tractor Supply's
WHO MAY VOTE? You may vote if you owned shares of the                     Corporate Secretary before the meeting;
Company's Common Stock at the close of business on March 2,          o    Signing a proxy bearing a later date; or
2004. You are entitled to one vote for each share you owned on       o    Voting in person at the meeting.
that date on each matter presented at the meeting. At March 2,
2004, Tractor Supply Company had 38,101,158 shares of Common         WHAT VOTE IS REQUIRED TO PASS AN ITEM OF BUSINESS? The holders
Stock outstanding.                                                   of the majority of the outstanding shares of Common Stock must be present in person or represented by proxy to hold the
WHAT AM I VOTING ON?  You will be voting on the following:           meeting. Except for the election of directors, each proposal
o    The election of three Class I directors;                        in this Proxy Statement will be approved if it receives a
o    The ratification of the reappointment of Ernst & Young          majority of the votes present, either in person or by proxy,
     LLP as the independent auditors;                                at the Meeting. The election of directors is somewhat
o    The approval of the 2004 Cash Incentive Plan; and               different: the three candidates who receive the most votes
o    Any other matters properly introduced at the meeting.           will be elected to the three available memberships on the
                                                                     Board. If you submit your proxy or attend the Meeting but
HOW DO I VOTE BEFORE THE MEETING? We have provided only one          choose to abstain from voting on any proposal, you will be
means of voting before the meeting: you must vote by                 considered present at the Meeting and not voting in favor of
completing, signing and returning the enclosed proxy card.           the proposal. This will not affect the election of directors.
Please follow the directions on your proxy card carefully.           But since most other proposals pass only if they receive
                                                                     favorable votes from a majority of votes present at the
CAN I VOTE AT THE MEETING? You may vote your shares at the           Meeting, the fact that you are abstaining and not voting in
meeting if you attend in person. Even if you plan to attend          favor of a proposal will have the same effect as if you had
the meeting, we encourage you to vote your shares by proxy.          voted against the proposal. If you hold your shares in "street name" through a broker or other nominee, your broker or
IS MY VOTE CONFIDENTIAL? Yes. Your proxy card, ballot and            nominee may not be permitted to exercise voting discretion
voting records will not be disclosed to Tractor Supply Company       with respect to some of the matters to be acted upon. Thus, if
unless required by law, requested by you, or your vote is cast       you do not give your broker or nominee specific instructions,
in a contested election. If you write comments on your proxy         your shares may not be voted on those matters and will not be
card, your comments will be forwarded to Tractor Supply              counted in determining the number of shares necessary for
Company, but how you voted will be kept confidential.                approval. Shares represented by such "broker non-votes" will, however, be counted in determining whether there is a quorum.


Unless you indicate otherwise on your proxy card, the persons        reappointment of the independent auditors; and FOR the
named as your proxies will vote your shares FOR all of the           approval of the 2004 Cash Incentive Plan.
nominees for director; FOR the ratification of the

The Annual Report to Stockholders of the Company for the fiscal year ended December 27, 2003, including audited financial statements, is being mailed with this Proxy Statement to all holders of record of Common Stock at the close of business on March 2,
2004. In addition, the Company has provided brokers, dealers, banks, voting trustees and their nominees, at Company expense, with additional copies of the Annual Report, so that such record holders may supply such material to beneficial owners as of March 2,
2004. Additional copies of the Annual Report and the Company's Annual Report on Form 10-K for the fiscal year ended December 27,
2003, to be filed with the Securities and Exchange Commission are available on the Company's website or may be obtained without charge upon request to the Company's investor relations department.

                                                        CORPORATE GOVERNANCE

GENERAL

The Company believes that good corporate governance is important to ensure that Tractor Supply Company is managed for the long-term benefit of its stockholders. During the past year, the Company has continued to review its corporate governance policies and practices and to compare them to those suggested by various authorities in corporate governance and the practices of other public companies. The Company has also continued to review the provisions of the Sarbanes-Oxley Act of 2002, the new and proposed rules of the Securities and Exchange Commission, and the new listing standards of the Nasdaq Stock Market.

Based on this review, the Company's Board of Directors has adopted Corporate Governance Policies and restated charters for the
Company's Audit Committee, Compensation Committee, Corporate Governance Committee and Nominating Committee. You may access the
Company's Corporate Governance Policies and current committee charters in the "Corporate Governance" section of the Company's website - www.myTSCstore.com. In addition, the Company's Audit Committee Charter is attached to this proxy statement as Addendum A.

DIRECTOR INDEPENDENCE

The Board has determined that each of the following directors is an "independent director" within the meaning of the Nasdaq listing standards.

     S.P. Braud
     Cynthia Jamison
     Gerard E. Jones
     Edna K. Morris
     Sam K. Reed
     Joseph M. Rodgers

DIRECTOR CANDIDATES

The Nominating Committee considers candidates for Board membership suggested by its members and other Board members, as well as management and stockholders. A stockholder who wishes to recommend a prospective nominee for the Board should notify the Company's Corporate Secretary in writing with whatever supporting material the stockholder considers appropriate pursuant to the provisions of the Company's bylaws relating to stockholder proposals as described in "Stockholder Proposals," below.

Once the Nominating Committee has identified a prospective nominee, the Committee makes an initial determination as to whether to conduct a full evaluation of the candidate. This initial determination is based on whatever information is provided to the Committee with the recommendation of the prospective candidate, as well as the Committee's own knowledge of the prospective candidate, which may be supplemented by inquiries to the person making the recommendation or others. The preliminary determination is based primarily on the need for additional Board members to fill vacancies or expand the size of the Board and the likelihood that the prospective nominee can satisfy the evaluation factors described below. If the Committee determines, in consultation with the Chairman of the Board and other Board members as appropriate, that additional consideration is warranted, it may request that a third-party search firm gather additional information about the prospective nominee's background and experience and report its findings to the Committee. The Committee then evaluates the prospective nominee against the standards and qualifications set out in the Company's Corporate Governance Policies, including:

     o    Personal characteristics:
               o highest personal and professional ethics, integrity and values;
               o    an inquiring and independent mind; and
               o    practical wisdom and mature judgment.
     o Expertise that is useful to the Company and complementary to the background and experience of other Board members, so that an optimum balance of members on the Board can be achieved and maintained.
     o Broad training and experience at the policy-making level in business, government, education or technology.
     o Willingness to devote the required amount of time to carrying out the duties and responsibilities of Board membership.
     o Commitment to serve on the Board over a period of several years to develop knowledge about the Company's principal operations.
     o Willingness to represent the best interests of all stockholders and objectively appraise management performance.
     o Involvement only in activities or interests that do not create a conflict with director's responsibilities to the Company and its stockholders.

The Committee also considers such other relevant factors as it deems appropriate, including the current composition of the Board, the balance of management and independent directors, the need for Audit Committee expertise and the evaluations of other prospective nominees. In connection with this evaluation, the Committee determines whether to interview the prospective nominee, and if warranted, one or more members of the Committee, and others as appropriate, interview prospective nominees in person or by telephone.

After completing this evaluation and interview, the Committee makes a recommendation to the full Board as to the persons who should be nominated by the Board, and the Board determines the nominees after considering the recommendation and report of the Committee.

CODE OF ETHICS

The Company has a Code of Ethics which is applicable to all employees, officers and directors of the Company, including the principal executive officer, the principal financial officer and the principal accounting officer. The Code of Ethics is available on the Company's "Corporate Governance" section of its website - www.myTSCstore.com. The Company intends to post amendments to or waivers from its Code of Ethics (to the extent applicable to the Company's directors, chief executive officer, principal financial officer or principal accounting officer) at this location on its website.

COMMUNICATIONS WITH MEMBERS OF THE BOARD

Stockholders interested in communicating directly with members of the Company's Board of Directors may do so by writing to Corporate Secretary, Tractor Supply Company, 320 Plus Park Boulevard; Nashville, Tennessee 37217. As set forth in the Corporate Governance Policies, the Corporate Secretary of the Company reviews all such correspondence and regularly forwards to the Board a summary of all such correspondence and copies of all correspondence that, in the opinion of the Corporate Secretary, deals with the functions of the Board or committees thereof or that she otherwise determines requires their attention. Directors may at any time review a log of all correspondence received by the Company that is addressed to members of the Board and request copies of any such correspondence. Concerns relating to accounting, internal controls or auditing matters are immediately brought to the attention of the Company's internal audit department and handled in accordance with procedures established by the Audit Committee with respect to such matters.

BOARD MEMBER ATTENDANCE AT ANNUAL MEETING

The Company strongly encourages each member of the Board of Directors to attend the Annual Meeting of Stockholders. All of the Company's directors attended the 2003 Annual Meeting of Stockholders.

                          ITEM 1: ELECTION OF DIRECTORS

Tractor Supply Company's directors are divided into three classes, with staggered three-year terms. As a result, one class of directors is elected at each annual meeting and holds office until the expiration of its respective term. All nominees are presently directors of Tractor Supply Company. The Company currently has ten directors. The Board has the authority under the Company's Bylaws to fill vacancies and to increase or decrease its size between annual meetings. Thomas Flood, one of our current directors whose term will expire at the Annual Meeting, will not stand for re-election at the Meeting.

                                          NOMINEES FOR DIRECTOR

The Board, upon the recommendation of its Nominating Committee, has nominated each of the incumbent Class
I directors, James F. Wright, Gerard E. Jones, and Edna K. Morris, for election as Class I directors for a three-year term expiring at the 2007 Annual Meeting of Stockholders. They were selected based on their broad experience, wisdom, integrity, understanding of the business environment, thorough appreciation for strong ethics and appropriate corporate governance, and their willingness to devote adequate time to
Board duties. Edna Morris, who was appointed to the Board since the last election of directors, was initially recommended to the Nominating Committee by two of the Company's outside directors.

The following table sets forth certain information concerning these nominees:

NOMINEES FOR CLASS I DIRECTORS

--------------------------------------------------------------------------------------------------------
                               DIRECTOR             POSITIONS WITH COMPANY, DIRECTORSHIPS AND
    NAME AND AGE                SINCE                BUSINESS EXPERIENCE FOR LAST FIVE YEARS
--------------------------------------------------------------------------------------------------------
James F. Wright, 54             2002        President and Chief Operating Officer of the Company since
                                            November 2000. From 1997 to 2000, served as President and
                                            Chief Executive Officer of Tire Kingdom. From 1988 to 1996,
                                            held senior management-level positions with Western Auto
                                            Supply Co. Other directorships: Autopartner Incorporated
                                            from 1999 through April 2001, and Spartan Foods, Inc. since
                                            August 2002.
--------------------------------------------------------------------------------------------------------
Gerard E. Jones, 67             1999        Partner with Corporate Governance Advisors, LLC since May
                                            2003. Previously Of Counsel to the law firm of Shipman &
                                            Goodwin LLP from June 2001 to April 2003. Shipman & Goodwin
                                            LLP provides legal services to the Company. Previously
                                            served as a Partner in the law firm of Richards & O'Neil LLP from 1972 to 2001. Richards & O'Neil LLP served as corporate counsel to the Company until April 2001. Served as a
                                            director of several mutual funds sponsored by Morgan Stanley
                                            Investment Management, including the Morgan Stanley
                                            Institutional Fund, Inc.
--------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------
                               DIRECTOR             POSITIONS WITH COMPANY, DIRECTORSHIPS AND
    NAME AND AGE                SINCE                BUSINESS EXPERIENCE FOR LAST FIVE YEARS
--------------------------------------------------------------------------------------------------------
Edna K. Morris, 52              2004        Served as President of Red Lobster, a seafood dining
                                            company, from 2002 to September 2003. Previously served as
                                            Executive Vice President/Operations at Red Lobster from 1998 to 2002. Prior to 1998, Ms. Morris was Executive Vice
                                            President of Advantica Restaurant Group and was President of
                                            Quincy's Family Steakhouse from 1996 to 1998. Ms. Morris
                                            served as Executive Vice President/Human Resources at
                                            Advantica Restaurant Group from 1992 to 1996. Other
                                            directorships: Member of the Board of Trustees, Culinary
                                            Institute of America and Founding President, Women's
                                            Foodservice Forum.
--------------------------------------------------------------------------------------------------------

If a nominee becomes unwilling or unable to serve, which is not expected, the proxies will be voted for a substitute person designated by the Board upon the recommendation of its Nominating Committee.

THE BOARD UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS OF THE COMPANY VOTE "FOR" THE ELECTION OF THESE
NOMINEES.

WHO ARE THE OTHER DIRECTORS?

The following tables set forth the remaining directors, by Class, with their respective terms:

CLASS II DIRECTORS - TERMS EXPIRE IN APRIL 2005

--------------------------------------------------------------------------------------------------------
                               DIRECTOR             POSITIONS WITH COMPANY, DIRECTORSHIPS AND
    NAME AND AGE                SINCE                BUSINESS EXPERIENCE FOR LAST FIVE YEARS
--------------------------------------------------------------------------------------------------------
Joseph D. Maxwell, 65           1985        Retired as Vice President of Marketing of the Company in
                                            June 1996, having served as Vice President of Marketing of the Company since 1984. Previously served in various
                                            capacities with the Company from 1980 to 1984.
--------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------
                               DIRECTOR             POSITIONS WITH COMPANY, DIRECTORSHIPS AND
    NAME AND AGE                SINCE                BUSINESS EXPERIENCE FOR LAST FIVE YEARS
--------------------------------------------------------------------------------------------------------
Joseph M. Rodgers, 70           1995        Chairman of The JMR Group, an investment firm located in
                                            Nashville, Tennessee, since 1984. Previously served as the
                                            United States Ambassador to France from 1985 until 1989.
                                            Other directorships: AMR Corporation/American Airlines,
                                            Inc., since 1989; Lafarge Corporation, since 1989; SunTrust
                                            Bank, Nashville, N.A., since 1989.

Sam K. Reed, 57                 2000        Retired as Vice Chairman and a director of Kellogg Company in March 2002. From 1996 to 2001, served as Chief Executive
                                            Officer and director of the Keebler Foods Company, Inc. From
                                            1994 to 1995, served as President and Chief Executive
                                            Officer of the Western Bakery Group, a division of Specialty
                                            Foods Corporation. Other directorships: Weight Watchers
                                            International, since February 2002, and Castleberry Foods
                                            Company since 1991.
--------------------------------------------------------------------------------------------------------

CLASS III DIRECTORS - TERMS EXPIRE IN APRIL 2006

--------------------------------------------------------------------------------------------------------
                               DIRECTOR             POSITIONS WITH COMPANY, DIRECTORSHIPS AND
    NAME AND AGE                SINCE                BUSINESS EXPERIENCE FOR LAST FIVE YEARS
--------------------------------------------------------------------------------------------------------
Joseph H. Scarlett, Jr., 61     1982        Chairman and Chief Executive Officer of the Company since
                                            February 1993. From 1978 to 1993, Mr. Scarlett held various senior executive positions with Tractor Supply Company. Mr.
                                            Scarlett also serves as the Chairman of the International
                                            Mass Retail Association Board.

S.P. Braud, 73                  1993        Vice President and director of Braud Design/Build Inc., a
                                            residential construction company located in Ponte Vedra
                                            Beach, Florida, since October 1992. Previously served as a
                                            Vice President and the Treasurer and Chief Financial Officer
                                            of Service Merchandise Company, Inc. from 1986 to 1993.
--------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------
                               DIRECTOR             POSITIONS WITH COMPANY, DIRECTORSHIPS AND
    NAME AND AGE                SINCE                BUSINESS EXPERIENCE FOR LAST FIVE YEARS
--------------------------------------------------------------------------------------------------------
Cynthia T. Jamison, 44          2002        Partner in Tatum CFO Partners, LLP since June 1999. In that capacity, Ms. Jamison has held various chief financial
                                            officer positions with a variety of consumer and retail
                                            companies. Previously served as the Chief Financial Officer for Chart House Enterprises from 1998 to 1999 and Vice
                                            President of Finance for Allied Domecq Retailing, USA from
                                            1996 to 1998. Other directorship: Horizon Organic Holdings,
                                            Inc., since March 2002.
--------------------------------------------------------------------------------------------------------

                                        COMPENSATION OF DIRECTORS

In fiscal 2003, the Company paid each director who was not also an employee of the Company an annual retainer of $28,000. In addition, the Company pays all such non-employee directors $3,000 for each Board meeting attended and $1,000 for each committee meeting attended ($2,000 is paid to each committee chairperson), and reimburses all directors for out-of-pocket expenses incurred in connection with their attendance at Board and committee meetings. In addition, each of the directors is eligible to participate in the Company's 2000 Stock Incentive Plan under which non-qualified stock options for (i) 3,500 shares of Common Stock are automatically granted to each non-employee director of the Company upon election to the Board, and (ii) 2,000 shares of Common Stock are automatically granted to each non-employee director annually thereafter, with exercise prices equal to the fair market value of such shares at the time of grant. No director who is an employee of the Company receives compensation for services rendered as a director.

                                      BOARD MEETINGS AND COMMITTEES

HOW OFTEN DID THE BOARD MEET IN 2003?

The Board held four regular meetings during the fiscal year ended December 27, 2003, to review significant developments affecting the Company, engage in strategic planning and act on matters requiring
Board approval.

For the fiscal year ended December 27, 2003, each incumbent director attended at least 75% of the Board meetings and at least 75% of the meetings of committees on which he or she served.


WHAT ARE THE STANDING COMMITTEES OF THE BOARD?
------------------------------------------------------------------------------------------------
                                                                                      NUMBER
                                                                                        OF
                                                    FUNCTIONS AND                     MEETING
  COMMITTEE             MEMBERS                ADDITIONAL INFORMATION                    S
------------------------------------------------------------------------------------------------
Audit               S.P. Braud *          o Oversees financial reporting, policies,      5
                    Cynthia T. Jamison      procedures and internal controls of the
                    Joseph M. Rodgers       Company
                                          o Appoints the independent auditors
                                          o Evaluates the general scope of the
                                            annual audit and approves all fees
                                            paid to the independent auditors
------------------------------------------------------------------------------------------------
Compensation        Cynthia T. Jamison*   o Reviews and recommends compensation of       5
                    Edna K. Morris          directors and executive officers
                    Joseph M. Rodgers     o Recommends grants of stock options to
                                            officers pursuant to stock incentive
                                            plans
                                          o Reviews salary and benefit issues
------------------------------------------------------------------------------------------------
Corporate           Sam K. Reed*          o Develops, sets and maintains corporate       2
Governance          Gerard E. Jones         governance standards
                    Edna K. Morris        o Reviews and monitors activities of
                                            Board members
                                          o Evaluates the effectiveness of the
                                            Board process and committee activities
------------------------------------------------------------------------------------------------
Nominating          Gerard E. Jones*      o Makes recommendations for nominees           2
                    S.P. Braud              for director
                    Sam K. Reed           o Evaluates qualifications for new
                                            candidates for director positions
------------------------------------------------------------------------------------------------
*    Committee Chairperson

The Board has determined that each member of the Company's Audit Committee, Compensation
Committee, Corporate Governance Committee and Nominating Committee is an independent director within the meaning of the Nasdaq listing standards. In addition, the Board has determined that
Mr. Braud, the chair of the Audit Committee, is qualified as an audit committee financial expert within the meaning of SEC regulations and Nasdaq listing standards.

                      RELATED-PARTY TRANSACTIONS WITH TRACTOR SUPPLY COMPANY

In December 2003, the Company sold certain recreational property it had held since 1982 to Mr.
Scarlett for $2,650,000. The Company based the selling value on an independent appraisal and utilized a third-party agent to first market the property to potential buyers.

                             AUDIT COMMITTEE REPORT

Tractor Supply Company's Audit Committee consists of three directors. The Board has adopted a charter that governs the Audit Committee. The Charter, as revised in January 2004, is attached to this Proxy Statement as Addendum A. The members of the Committee are S.P. Braud (Chairman), Cynthia T. Jamison and Joseph M. Rodgers. Members of the Audit Committee are "independent" as defined by the Nasdaq listing standards.

Tractor Supply Company's management is responsible for the Company's internal controls and financial reporting. Ernst & Young LLP, the Company's independent auditors, are responsible for auditing Tractor Supply Company's annual consolidated financial statements in accordance with generally accepted auditing standards and for issuing a report on those financial statements. The Audit Committee monitors and oversees these processes and is responsible for selecting a firm of independent accountants to be Tractor Supply Company's independent auditors.

To fulfill our responsibilities, we did the following:

o We reviewed and discussed with Tractor Supply Company management and the independent auditors Tractor Supply Company's consolidated financial statements for the fiscal year ended December 27, 2003.
o We reviewed management's representations to us that those consolidated financial statements were prepared in accordance with generally accepted accounting principles.
o We discussed with the independent auditors the matters that Statement of Auditing Standards No. 61, rules of the Securities and Exchange Commission, and other standards require them to discuss with us, including matters related to the conduct of the audit of Tractor Supply Company's consolidated financial statements.
o We received written disclosures and the letter from the independent auditors required by Independence Standards Board Standard No. 1 relating to their independence from Tractor Supply Company, and we have discussed with Ernst & Young LLP their independence from Tractor Supply Company.
o We considered whether Ernst & Young LLP's provision of non-audit services to Tractor Supply Company is compatible with maintaining their independence from Tractor Supply Company.

Based on the discussions we had with management and the independent auditors, the independent auditors' disclosures and letter to us, the representations of management to us and the report of the independent auditors, we approved Tractor Supply Company's audited annual consolidated financial statements for fiscal year 2003 for inclusion in the Company's Annual Report on Form 10-K for the fiscal year ended December 27, 2003, for filing with the Securities and Exchange Commission.

We also selected Ernst & Young LLP as Tractor Supply Company's independent auditors to audit and report on any consolidated financial statements of Tractor Supply Company filed with the Securities and Exchange Commission prior to Tractor Supply Company's annual stockholders meeting to be held in 2005.

The Audit Committee submits this report:

     S.P. Braud (Chairperson)
     Cynthia T. Jamison
     Joseph M. Rodgers

           COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

Ms. Jamison and Messrs. Reed and Rodgers serve on the Compensation Committee of the Board. There are no, and during fiscal 2003 there were no, interlocking relationships between any officers of the Company and any entity whose directors or officers serve on the Board's Compensation Committee, nor did any current or past officers of the Company serve on the Compensation Committee during fiscal 2003.

                             EXECUTIVE COMPENSATION

                          COMPENSATION COMMITTEE REPORT

COMPENSATION PHILOSOPHY

Tractor Supply Company's executive compensation program is designed to structure executive compensation consistent with the Company's overall business strategy, philosophy and objectives. To that end, the Company's compensation philosophy:

o Embodies a "pay-for-performance" approach that rewards executives for long-term strategic management and enhancement of stockholder value;
o Provides performance-based incentives that measure rewards against personal and Company goals; and
o Promotes a competitive, market-driven design that provides incentives to attract and retain key executives.

The Company believes this philosophy attracts, retains and motivates key executives critical to the long-term success of the Company, all in a manner consistent with our stockholders' interests.

The Compensation Committee sets the salaries of Joseph H. Scarlett, Jr., Chairman and Chief Executive Officer; James F. Wright, President and Chief Operating Officer; Calvin B. Massmann, Senior Vice President and Chief Financial Officer; Gerald W. Brase, Senior Vice President-Merchandising; and Stanley L. Ruta, Senior Vice President-Store Operations. As part of its oversight of the Company's compensation programs, the Committee also reviewed the salaries paid to certain other Company executives.

This compensation philosophy is implemented through compensation packages that include various cash and non-cash components: (1) base salary, which is reviewed annually; (2) incentive payments under the Company's management incentive plans; and (3) equity compensation consisting of stock options. The company has a Deferred Compensation Plan under which executives may defer compensation, with interest accruing on amounts deferred.

The Company believes, based on an analysis of compensation conducted by the Compensation Committee, supplemented by independent compensation surveys of the retail industry in general and the Company's survey of select retailers, that its base salaries are generally set somewhat below competitive levels; it therefore relies to a larger degree on annual and longer term "incentive" compensation.

BASE SALARY

In setting annual salaries, the Compensation Committee establishes an annual salary plan for each of the Company's officers. The annual salary plan is based on numerous subjective factors, which include the officer's individual performance and responsibility level, and the Company's performance for the preceding fiscal year, as well as objective factors such as general wage and salary levels and matching the officer's position to comparable positions in the competitive marketplace by reference to the surveys referred to above. Generally, the salary goals for officers are targeted at or below the salary range mid-point of the 50th percentile of salaries for comparable positions (based on the surveys referred to above) so that a larger portion of the officer's compensation is tied to Company performance, thereby more closely linking executive and stockholder interests. The annual salary plans are established by the Compensation Committee based on its assessment of the foregoing factors, as well as its assessment of each officer's past performance and the Compensation Committee's expectation of each officer's future contributions in leading the Company.

INCENTIVE PAYMENTS

All executive officers participate in the Company's Executive Bonus Plan ("EBP") under which they are eligible to receive an incentive payment. The incentive payment is a percentage of their annual base salary and is calculated based on the Company's actual net income for the year in comparison to the Board-approved net income plan (the "profit performance"). The incentive payment can range from 10% to 19% of annual base salary if the Company's profit performance ranges from 90% to 93%, and can increase to 90% to 150% of annual base salary if the Company's profit performance is 110% or more.

The Compensation Committee may recommend, and the Board may award, at its discretion, bonuses based on other subjective factors such as the executive's individual performance, unusual factors and strategic long-term decisions affecting the Company's performance during the fiscal year. The Compensation Committee or the Board may amend or terminate the EBP at any time. For fiscal 2003, all of the named executive officers were awarded bonuses as reflected in the Summary Compensation Table contained elsewhere in this Proxy Statement.

EQUITY PARTICIPATION

A large portion of the officers' total compensation is tied to stock performance, thus more closely aligning their interests with the long-term interests of the Company's stockholders. This is accomplished primarily through the Company's 2000 Stock Incentive Plan, which is administered by the Compensation Committee of the Board of Directors. Stock options generally are granted annually to all officers and other key employees, have a 10-year term and are exercisable at the market price on the date of grant. The stock option grant size is determined by the Compensation Committee and generally is based on the number of shares whose value equals a percentage of the salary mid-point for comparable positions in both general and retailing industries, with the largest number of option shares being granted to senior executive officers, decreasing incrementally, based on position. The stock value is determined using the Black-Scholes option pricing method. The stock option grant size is also impacted by (1) the individual participant's past performance; (2) expectations of the individual's future contributions in leading the Company; and (3) the Company's overall performance. For stock options granted prior to 2002, the vesting is one-third each year, beginning on the third anniversary of the grant date, thus becoming 100% vested on the fifth anniversary of the grant date. For all stock options granted after 2001, the vesting is one-third each year, beginning on the first anniversary of the grant date, thus becoming 100% vested on the third anniversary of the grant date.

DEFERRED COMPENSATION

The Company's officers are also compensated, to a much lesser extent, pursuant to several other plans. The Executive Deferred Compensation Plan ("EDCP"), which is administered by the Compensation Committee, provides additional incentives for officers of the Company and enhances the Company's ability to attract and retain the services of qualified persons. The EDCP provides that designated participants (all officers and a select group of other highly compensated employees of the Company) may elect to defer up to 40% of their annual base salary and up to 100% of their annual incentive compensation under their respective bonus plans. To be eligible for the salary deferral, each participant must contribute the maximum amount of salary to the Company's 401(k) Plan subject to the Company's match. Under the EDCP, the participants' salary deferral is matched by the Company, 100% on the first 3% of base salary contributed and 50% on the next 3% of base salary contributed. Each participant's account earns simple annual interest at the prime rate as in effect on January 1 each year. Each participant is fully vested in all amounts credited to their deferred compensation account. Payments under the EDCP are made within 30 days following the earlier of the participant's (i) death, (ii) retirement, (iii) total and permanent disability, (iv) termination of employment with the Company or (v) some other date designated by the participant at the time of the initial deferral. Payments are made in cash and are paid in ten annual installments or in a single lump sum payment, at the election of the participant.

OTHER PLANS

Officers also participate in the Executive Life Insurance Plan, which provides for basic term life insurance coverage (equal to four times salary rounded to the next highest $1,000 to a maximum of $1,000,000) in excess of that which is provided by the Company's group life insurance plan.

The Company's officers also participate in the various qualified and non-qualified employee benefit plans sponsored by the Company. The Company makes only nominal use of perquisites in compensating its executive officers.

COMPENSATION OF THE CHIEF EXECUTIVE OFFICER

Joseph H. Scarlett, Jr. has been the Company's Chairman of the Board and Chief Executive Officer since February 1993. Mr. Scarlett's base salary as Chief Executive Officer was set at $650,000 effective March 2003. Mr. Scarlett's salary is determined by the Compensation Committee substantially in accordance with the policies described above relating to all officers of the Company. In particular, the base salary is based on a comparison of base salaries of chief executive officers of similar sized retailers participating in the compensation surveys referred to above, the Company's overall performance and the Compensation Committee's assessment of Mr. Scarlett's personal performance and accomplishments and expectations of Mr. Scarlett's future contributions in leading the Company. The Company believes that after considering Mr. Scarlett's base salary for fiscal 2003, Mr. Scarlett's base salary is still below the salary mid-point of salaries for chief executive officers for retail and wholesale companies of comparable size based on the compensation surveys referred to above.

Mr. Scarlett also received an incentive payment of $148,500 (net of a $625,000 deferral) under the Company's Senior Executive Incentive Plan. The bonus was based on the Company's achievement of the net income performance goals established by the Committee and was paid in the current fiscal year but relates to performance in the fiscal year ended December 27, 2003.

DEDUCTIBILITY OF COMPENSATION

Internal Revenue Code Section 162(m) provides that compensation in excess of $1 million paid to an executive officer is not deductible unless it is performance based. Base salary does not qualify as performance-based compensation under
Section 162(m). Although the Compensation Committee is mindful of this limitation on deductibility when it determines the compensation payable to the Company's executive officers, other forms of compensation are paid to the Company's executive officers from time to time that may not qualify for the performance based compensation exception.

CONCLUSION

The Compensation Committee believes that the Company's Compensation Policies are strongly linked to the Company's performance and the enhancement of stockholder value. The Compensation Committee intends to continually evaluate the Company's Compensation Policies and plans to ensure that they are appropriately configured to align the interests of officers and stockholders and that the Company can attract, motivate and retain talented management personnel.

The Compensation Committee submits this report:

     Cynthia T. Jamison (Chairperson)
     Sam K. Reed
     Joseph M. Rodgers


                                           SUMMARY COMPENSATION

The following table summarizes information concerning cash and non-cash compensation paid to or accrued for the benefit of the Company's Chief Executive Officer and each of the four other most highly compensated executive officers of the Company (the "named executive officers") for all services rendered in all capacities to the Company for the fiscal years ended December 27, 2003, December 28, 2002, and
December 29, 2001:

---------------------------------------------------------------------------------------------------------
                                                                           LONG-TERM
                                                              OTHER       COMPENSATION
                                                              ANNUAL         AWARDS          ALL OTHER
                        FISCAL                               COMPENSA-    STOCK OPTIONS     COMPENSATION
   NAME AND POSITION     YEAR      SALARY (1)    BONUS (2)     TION      (IN SHARES) (3)         (4)
---------------------------------------------------------------------------------------------------------
Joseph H. Scarlett, Jr.  2003      $ 644,808     $ 773,500      --           100,000        $    13,164
Chairman of the Board    2002      $ 580,769     $ 900,000      --           200,000        $   118,559
and Chief Executive      2001      $ 500,000     $ 250,000      --              --          $   122,410
Officer
---------------------------------------------------------------------------------------------------------
James F. Wright          2003      $ 490,000     $ 535,000      --            80,000        $    20,999
President and Chief      2002      $ 415,384     $ 510,000      --           142,000        $    29,029
Operating Officer        2001      $ 375,000     $ 187,500      --           200,000        $   118,390
---------------------------------------------------------------------------------------------------------
Gerald W. Brase          2003      $ 263,210     $ 198,338      --            30,000        $    16,466
Sr. Vice President-      2002      $ 233,269     $ 211,500      --            60,000        $    20,870
Merchandising            2001      $ 224,750     $ 113,000      --            77,200        $    34,014
---------------------------------------------------------------------------------------------------------
Calvin B. Massmann       2003      $ 285,654     $ 215,250      --            30,000        $    27,962
Sr. Vice President-      2002      $ 254,693     $ 231,300      --            60,000        $    21,196
Chief Financial          2001      $ 243,077     $ 122,500      --            77,200        $    24,628
Officer and Treasurer
---------------------------------------------------------------------------------------------------------
Stanley L. Ruta          2003      $ 231,077     $ 174,750      --            30,000        $    19,426
Sr. Vice President-      2002      $ 196,154     $ 180,000      --            60,000        $    20,574
  Store Operations       2001      $ 172,115     $  90,000      --            96,800        $    61,830
---------------------------------------------------------------------------------------------------------

(1)  This column includes portion of salary deferred at the named executive's election under the Tractor
     Supply Company Employee 401(k) Retirement Savings Plan (the "401(k) Plan") and the Executive Deferred
     Compensation Plan.

(2)  Incentive payments in this column relate to performance under the Executive Bonus Plan.

(3)  Share amounts have been adjusted to reflect stock splits.

(4)  "All Other Compensation" for the fiscal year ended December 27, 2003, includes Company contributions to the 401(k) Plan, Company contributions and interest credited on deferred compensation, payments under the Medical Expense Reimbursement Plan, term life and long- term disability insurance premiums paid by the Company for the benefit of each officer. These amounts are shown in the following table:

       -----------------------------------------------------------------------------------------
                                                    COMPANY MATCH     MEDICAL         TERM
                                     COMPANY       AND INTEREST ON    EXPENSE     LIFE AND LTD
                                     MATCH ON          DEFERRED       REIMBURS-    INSURANCE
                NAME               401(K) PLAN      COMPENSATION       MENT        PREMIUMS
       -----------------------------------------------------------------------------------------
         Joseph H. Scarlett, Jr.      $ 9,000          $      0        $ 1,275       $ 2,889
       -----------------------------------------------------------------------------------------
         James F. Wright              $ 9,000          $  8,982        $   128       $ 2,889
       -----------------------------------------------------------------------------------------
         Gerald W. Brase              $ 9,000          $  1,995        $ 2,701       $ 2,770
       -----------------------------------------------------------------------------------------
         Calvin B. Massmann           $ 9,000          $ 10,077        $ 5,996       $ 2,889
       -----------------------------------------------------------------------------------------
         Stanley L. Ruta              $ 8,012          $  6,630        $ 2,291       $ 2,493
       -----------------------------------------------------------------------------------------
                                     OPTION GRANTS IN LAST FISCAL YEAR


The following table reflects certain information with respect to options to acquire shares of the Company's Common
Stock granted under the Company's 1994 Stock Option Plan and 2000 Stock Incentive Plan to the named executive officers.

------------------------------------------------------------------------------------------------------------------
                                                                                           POTENTIAL REALIZABLE
                                 INDIVIDUAL GRANTS (1)                                           VALUE AT
---------------------------------------------------------------------------------------    ASSUMED ANNUAL RATES
                                                                                              OF STOCK PRICE
                                  NUMBER         PERCENT OF                                    APPRECIATION
                                    OF             TOTAL                                    FOR OPTION TERM (2)
                                SECURITIES        OPTIONS     EXERCISE                ---------------------------
                                UNDERLYING       GRANTED TO      OR
                                 OPTIONS         EMPLOYEES      BASE
                                 GRANTED         IN FISCAL      PRICE     EXPIRATION
            NAME                   (#)            YEAR (%)      ($/SH)       DATE         5% ($)        10% ($)
------------------------------------------------------------------------------------------------------------------
Joseph H. Scarlett, Jr.          100,000            13.8       $21.60       1/23/08     $ 596,768     $ 1,318,702
------------------------------------------------------------------------------------------------------------------
James F. Wright                   80,000            11.0       $19.64       1/23/13     $ 988,119     $ 2,504,088
------------------------------------------------------------------------------------------------------------------
Gerald W. Brase                   30,000             4.1       $19.64       1/23/13     $ 370,545     $   939,033
------------------------------------------------------------------------------------------------------------------
Calvin B. Massmann                30,000             4.1       $19.64       1/23/13     $ 370,545     $   939,033
------------------------------------------------------------------------------------------------------------------
Stanley L. Ruta                   30,000             4.1       $19.64       1/23/13     $ 370,545     $   939,033
------------------------------------------------------------------------------------------------------------------

(1)  The exercise price of the options granted is equal to the fair market value of the Company's Common Stock on the date of grant. Options generally have a ten-year term. Options generally vest one-third each year, beginning on the third anniversary of the grant date, thus becoming 100% vested on the fifth anniversary of the grant date. Options granted to Mr. Scarlett have an exercise price of 110% of the fair market value of the
     Company's Common Stock on the date of grant and have a five-year term.

(2)  The potential realizable value amounts shown illustrate the values that might be realized upon exercise immediately prior to the expiration date using 5% and 10% appreciation rates set by the Securities and
     Exchange Commission, compounded annually, and, therefore, are not intended to forecast possible future appreciation, if any, of the Company's Common Stock price. Additionally, these values do not take into consideration the terms of the options providing for nontransferability, vesting, or termination of the options following termination of employment.


                                   AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                                          AND FISCAL YEAR-END OPTION VALUES

The following table reflects all stock options exercised by the named executives during the fiscal year ended
December 27, 2003, and the number and value of options they held at fiscal year end:

                                                                                                   VALUE OF
                                                                                                 UNEXERCISED
                           SHARES                           NUMBER OF SHARES                     IN-THE-MONEY
                          ACQUIRED                       UNDERLYING UNEXERCISED                   OPTIONS AT
                             ON          VALUE         OPTIONS AT FISCAL YEAR END          FISCAL YEAR-END ($) (2)
                          EXERCISE      REALIZED    -------------------------------------------------------------------
      NAME                   (#)        ($) (1)       EXERCISABLE   UNEXERCISABLE        EXERCISABLE    UNEXERCISABLE
-----------------------------------------------------------------------------------------------------------------------
Joseph H. Scarlett, Jr.      -0-              -0-        66,666        233,334           $ 1,943,481     $ 5,621,519
-----------------------------------------------------------------------------------------------------------------------
James F. Wright           56,670       $1,982,324        57,329        508,001           $ 1,869,002     $16,402,271
-----------------------------------------------------------------------------------------------------------------------
Gerald W. Brase           33,336       $  963,497        46,667        187,201           $ 1,503,693     $ 5,901,156
-----------------------------------------------------------------------------------------------------------------------
Calvin B. Massmann        60,000       $1,008,261           -0-        227,200                   -0-     $ 7,345,997
-----------------------------------------------------------------------------------------------------------------------
Stanley L. Ruta           11,999       $  375,371        20,002        186,800           $   600,918     $ 5,912,550
-----------------------------------------------------------------------------------------------------------------------

(1)  The value realized equals the difference between the option exercise price and the closing price of the
     Company's stock on the date of exercise, multiplied by the number of shares to which the exercise relates.

(2)  The value of unexercised in-the-money options is calculated based on the difference between the option exercise price and the closing price of the Company's stock at fiscal year end, multiplied by the number of shares underlying the options. The closing price of the Company's Common Stock as reported on The Nasdaq National
     Market on December 27, 2003, was $38.95.


CHANGE IN CONTROL AGREEMENTS

The Company's senior executive officers are each party to an agreement with the Company whereby, in the event of a change in control of the Company, certain severance benefits will be paid in exchange for a commitment from the executive officer for continued employment with the Company for six months following such change in control and an agreement not to compete for a one-year period thereafter. The benefits to be paid to each executive officer, which vary by position, include (1) the equivalent of 1.5 or two times the annual base salary and target incentive for the year in which the date of termination falls; (2) proration of the base salary and target incentive for the year in which the date of termination occurs; (3) provision of existing life, disability and medical benefits for a period of eighteen months or two years beyond the date of termination; and (4) the stock options outstanding at the date of termination will continue to be exercisable for a period of two years beyond the date of termination or, at the
Company's election, may be canceled upon lump sum payment of the cash equivalent of the excess of the fair market value of all existing options on the date of termination over the exercise price of the related options. Further, each agreement provides for an additional "gross-up" payment to cover applicable excise tax and federal, state, and local income and employment taxes. These agreements expire in June 2007.

For purposes of these agreements, "change in control" is defined as (1) any person who becomes the beneficial owner, directly or indirectly, of more than 30% of the combined voting power of the Company;
(2) any change in the majority of the Board of Directors from the composition as of August 2002; (3)
consummation of a reorganization, merger or consolidation of the Company whereby more than 50% of the combined voting power of the then outstanding shares of the Company changes; or (4) a sale or disposition of all or substantially all of the assets of the Company (unless such sales do not result in a change in the proportional ownership existing immediately prior to such sale or disposition).

                                          STOCK PERFORMANCE CHART

The following graph compares the cumulative total stockholder return on the Company's Common Stock from
December 26, 1998 to December 27, 2003 (the Company's fiscal year-end) with the cumulative total returns of the S&P 500 Index and the S&P Retail Index over the same period. The comparison assumes that $100 was invested on December 26, 1998; in the Company's Common Stock and in each of the foregoing indices. The historical stock price performance shown on this graph is not necessarily indicative of future performance.


------------------------------------------------------------------------------------------------------





                                            [PERFORMANCE CHART]





------------------------------------------------------------------------------------------------------


                               -----------------------------------------------------------------------
                                12/26/98       1/1/00    12/30/00    12/29/01    12/28/02    12/27/03
------------------------------------------------------------------------------------------------------
 Tractor Supply Company         $ 100.00    $   74.53    $  39.59    $ 153.43    $ 350.37    $ 725.71
------------------------------------------------------------------------------------------------------
 S&P 500                        $ 100.00    $  119.81    $ 107.67    $  94.68    $  71.39    $  89.37
------------------------------------------------------------------------------------------------------
 S&P Retail Index               $ 100.00    $  122.37    $ 102.32    $ 112.08    $  31.25    $  44.65
------------------------------------------------------------------------------------------------------

                      COMPLIANCE WITH SECTION 16(A) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Section 16(a) of the Securities Exchange Act of 1934 requires the Company's executive officers and directors and persons who beneficially own more than 10% of the Company's Common Stock to file initial reports of ownership and reports of changes in ownership with the Securities and Exchange Commission. A copy of each report is furnished to Tractor Supply Company.

Securities and Exchange Commission regulations require Tractor Supply Company to identify in its proxy statement those individuals for whom any such report was not filed on a timely basis during the most recent fiscal year. To the Company's knowledge, based solely on a review of the copies of such reports furnished to the Company and written representations that no other reports were required, during the fiscal year ended December 27, 2003, all Section 16(a) filing requirements applicable to directors, executive officers and greater than 10% beneficial owners were complied with by such persons, except that Calvin B. Massmann filed one late report relating to a purchase of 5,200 shares on November 3, 2003 (this transaction was reported two days after the due date) and James F. Wright filed one late report relating to a purchase of 44,000 shares on November 4, 2003 (this transaction was reported one day after the due date).

                          SECURITY OWNERSHIP OF CERTAIN
                        BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information with respect to the beneficial ownership of the Company's Common Stock as of January 31, 2004, by
(i) each person who is known by the Company to be the beneficial owner of more than 5% of the Company's outstanding Common Stock; (ii) each director or person nominated to be a director; (iii) each named executive officer; and (iv) all directors and executive officers of the Company as a group. The determinations of "beneficial ownership" of the Common Stock are based upon responses to Company inquiries that cited Rule 13d-3 under the 1934 Act. Such Rule provides that shares shall be deemed to be "beneficially owned" where a person has, either solely or in conjunction with others, the power to vote or to direct the voting of shares and/or the power to dispose, or to direct the disposition, of shares; or where a person has the right to acquire any such beneficial ownership within 60 days after the date of determination. Except as disclosed in the notes to the table, each named person has sole voting and investment power with respect to the number of shares shown as beneficially owned by him. There were 37,879,955 shares of Common Stock issued and outstanding on January 31, 2004.

------------------------------------------------------------------------------------------------------
                                                                         SHARES
                                     NAME OF                           BENEFICIALLY       PERCENT
CLASS                            BENEFICIAL OWNER                         OWNED           OF CLASS
------------------------------------------------------------------------------------------------------
Common
Stock
               Joseph H. Scarlett, Jr. (a) (b) (d) ..................    5,440,049         14.3%
               James F. Wright (c) (d) ..............................      258,271             *
               Gerald W. Brase (c) (d) ..............................      149,896             *
               Calvin B. Massmann (c) (d) ...........................      124,746             *
               Stanley L. Ruta (c) (d) ..............................      100,708             *
               S.P. Braud (c) (d) ...................................        5,000             *
               Thomas O. Flood (d) (e) ..............................      502,596          1.3%
               Cynthia T. Jamison (c) (d) ...........................        5,667             *
               Gerard E. Jones (c) (d) ..............................       31,000             *
               Joseph D. Maxwell (c) (d) (f) ........................      525,936          1.4%
               Edna K. Morris (c) (d) ...............................          -0-             *
               Sam K. Reed (c) (d) ..................................       25,000             *
               Joseph M. Rodgers (c) (d) ............................       11,668             *
               All directors and executive officers as a group
                 (13 persons) (a) (b) (c) (d) .......................    7,180,537         18.6%
               * Less than 1%

------------------------

(a)  Shares of Common Stock owned by Mr. Scarlett and the directors and executive officers as a group include approximately 104,616 shares of Common Stock allocated to Mr. Scarlett's 401(k) Plan account, with respect to which Mr. Scarlett has investment and voting power on a pass through basis.
(b)  Includes 400,000 shares owned by Mr. Scarlett's wife with respect to which Mrs. Scarlett has investment and voting power and Mr. Scarlett disclaims beneficial ownership. Mr. Scarlett's address is c/o Tractor Supply Company; 320 Plus Park Boulevard; Nashville, TN 37217.
(c)  Shares of Common Stock owned as reflected herein include the following shares that are beneficially owned pursuant to options granted under the Company stock option plans because they will have the right to acquire beneficial ownership of the shares of Common Stock related thereto within 60 days of January 31, 2004:

(d)                     Joseph H. Scarlett, Jr.      166,665
                        James F. Wright              183,330
                        Gerald W. Brase              129,067
                        Calvin B. Massmann            86,806
                        Stanley L. Ruta               87,008
                        S.P. Braud                     5,000
                        Thomas O. Flood               17,000
                        Cynthia T. Jamison             5,667
                        Gerard E. Jones               24,500
                        Joseph D. Maxwell              5,000
                        Edna K. Morris                   -0-
                        Sam K. Reed                   25,000
                        Joseph M. Rodgers             11,668

(e)  Includes 200,000 shares owned by Mr. Flood's wife with respect to which Mrs. Flood has investment and voting power and Mr. Flood disclaims beneficial ownership.
(f)  Includes 304,968 shares owned by Mr. Maxwell's wife with respect to which Mrs. Maxwell has investment and voting power and Mr. Maxwell disclaims beneficial ownership.

                      ITEM 2: RATIFICATION OF REAPPOINTMENT
                             OF INDEPENDENT AUDITORS

The Audit Committee has reappointed Ernst & Young LLP as the firm of independent auditors to audit the financial statements of the Company for the fiscal year ending December 25, 2004. Ernst & Young LLP has served as independent auditors for the Company since 2001. At the Annual Meeting, the stockholders are being asked to ratify the reappointment of Ernst & Young LLP as the Company's independent auditors for fiscal 2004. In the event of a negative vote on such ratification, the Audit Committee may reconsider its selection.

Representatives of Ernst & Young LLP have been invited to and are expected to attend the Annual Meeting, will have the opportunity to make a statement if they so desire and are expected to be available to respond to appropriate questions from stockholders.

Fees billed by the Company's independent auditors, for the last two fiscal years, were as follows:
                                                2003         2002
                                                ----         ----
             Audit fees ...................  $ 268,974    $ 184,529
             Audit-related fees (1) .......      1,915        5,625
             Tax fees (2) .................    726,181      430,511
             All other fees (3) ...........      2,660            0

(1) Amounts reflect advisory services associated with correspondence to the Securities and Exchange Commission in 2003 and assistance with the filing of a Form 8-K in 2002.
(2) Amount of tax fees includes $200,000 and $210,000 for outsourcing of income tax compliance in 2003 and 2002 respectively, as well as fees for various sales tax-related audit assistance and other tax-related advisory services.
(3) Amount reflects advisory services associated with planning surrounding compliance with the provisions of Section 404 of the Sarbanes Oxley Act of 2002.

All audit related services, tax services and other services were pre-approved by the Audit Committee, which concluded that the provision of such services by Ernst & Young LLP was compatible with the maintenance of that firm's independence in the conduct of its auditing functions.

The Audit Committee Charter requires that the Audit Committee pre-approve all audit and non-audit engagement fees, terms and services in a manner consistent with the Sarbanes-Oxley Act of 2002. The Audit Committee may delegate the authority to grant any pre-approvals to one or more members of the Audit Committee, provided that such member(s) reports any pre-approvals to the Audit Committee at its next scheduled meeting. The Audit Committee has delegated pre-approval authority to S.P. Braud, the Chairman of the Audit Committee.

THE BOARD UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS OF THE COMPANY VOTE "FOR" THE PROPOSAL TO RATIFY THE REAPPOINTMENT OF ERNST & YOUNG LLP AS THE COMPANY'S INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING DECEMBER 25, 2004.

                  ITEM 3: APPROVAL OF 2004 CASH INCENTIVE PLAN

The Board of Directors has adopted the 2004 Cash Incentive Plan ( the "Cash Incentive Plan"), subject to approval by stockholders, and recommends it for stockholder approval at the forthcoming Annual Meeting. The Board of Directors believes it to be in the best interest of the Company to adopt the Cash Incentive Plan to promote the Company's long-term growth and profitability by providing employees with incentives to improve stockholder value.

The Cash Incentive Plan is designed to provide "performance-based" compensation under Section 162(m) of the Code. Under Section 162(m) of the Code, the Company generally is not eligible for a federal income tax deduction for compensation paid to the Company's Chief Executive Officer or any of the four other most highly compensated executive officers to the extent that they receive compensation of more than $1 million in any year. However, compensation that is "performance-based" within the meaning of Section 162(m) of the Code is not subject to these deduction limits. To be performance-based, among other requirements, the compensation must be paid only upon the attainment of certain performance goals that have been approved by our stockholders. Those goals are described below.

CASH INCENTIVE PLAN DESCRIPTION

The following is a brief description of the principal features of the Cash Incentive Plan. It does not purport to be complete and is qualified in its entirety by the full text of the Cash Incentive Plan, which is attached hereto as Addendum B.

ADMINISTRATION. The Cash Incentive Plan will be administered by the Compensation Committee, which shall have full and exclusive discretionary power to interpret the terms and the intent of the Cash Incentive Plan and any award agreement or other agreement or document ancillary to or in connection with the Cash Incentive Plan, to determine eligibility for awards and to adopt such rules, regulations, forms, instruments, and guidelines for administering the Cash Incentive Plan as the Compensation Committee may deem necessary or proper. Such authority shall include, but not be limited to, selecting award recipients, establishing all award terms and conditions, including the terms and conditions set forth in award agreements, and adopting modifications and amendments to the Cash Incentive Plan or any award agreement.

ELIGIBILITY. Awards may be granted under the Cash Incentive Plan to all employees of the Company, as selected by the Compensation Committee in its discretion.

TERMS OF AWARDS. The Compensation Committee in its discretion may determine the performance goals to be achieved during any performance period, the length of any performance period and the amount of any award. All awards are payable in cash and, at the discretion of the Compensation Committee, may be paid in a lump sum or in installments following the close of the performance period or on a deferred basis. Unless otherwise provided in an award agreement, termination of employment prior to the end of any performance period, other than for reasons of death or disability, will result in the forfeiture of the award, and no payments will be made. The maximum aggregate award that a participant may receive in any one plan year may not exceed $5,000,000.

The payment of awards under the Cash Incentive Plan will be based upon the attainment of performance targets related to one or more performance goals selected by the Compensation Committee from among the following measures: (a) same store sales; (b) comparable store sales; (c) market share; (d) sales volume; (e) total sales; (f) net earnings or net income (before or after taxes);
(g) earnings per share; (h) net sales growth; (i) net operating profit; (j) return measures (including, but not limited to, return on assets, capital, equity, or sales); (k) cash flow (including, but not limited to, operating cash flow, free cash flow, and cash flow return on capital); (l) earnings before or after taxes, interest, depreciation, and/or amortization; (m) gross or operating margins; (n) productivity ratios; (o) share price (including, but not limited to, growth measures and total stockholder return); (p) expense targets; (q) margins; (r) operating efficiency; (s) customer satisfaction; (t) working capital targets; and (u) EVA(R). The Compensation Committee also has the authority to provide for accelerated vesting of any award based on the achievement of performance goals pursuant to the measures described above.

Grants under the Cash Incentive Plan will be made in the discretion of the Compensation Committee and, accordingly, are not yet determinable. In addition, benefits under the Cash Incentive Plan will depend on the extent to which performance goals are attained. Consequently, it is not possible to determine the benefits that might be received by participants under the Cash Incentive Plan.

AMENDMENT AND TERMINATION. The Compensation Committee may, at any time and from time to time, alter, amend, modify, suspend, or terminate the Cash Incentive Plan and any award agreement in whole or in part; provided, however, no amendment of the Cash Incentive Plan shall be made without stockholder approval if stockholder approval is required by law, regulation, or stock exchange rule.

THE BOARD UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS OF THE COMPANY VOTE "FOR" THE PROPOSAL TO APPROVE THE 2004 CASH INCENTIVE PLAN.

                              STOCKHOLDER PROPOSALS

Stockholders who desire to submit to the Company proposals for possible inclusion in the Company's proxy materials for the 2005 Annual Meeting of Stockholders must submit such proposals in writing by November 8, 2004, to the Corporate Secretary of the Company at 320 Plus Park Blvd.; Nashville, Tennessee 37217.

For a stockholder proposal that is not intended to be included in the Company's proxy materials but is intended to be raised by the stockholder from the floor at the 2005 Annual Meeting of Stockholders, the stockholder must provide timely advance notice in accordance with the Company's by-laws. The Company's by-laws contain an advance notice provision which provides that, to be timely, a stockholder's notice of intention to bring business before a meeting must be received by the Corporate Secretary of the Company at the above address not later than sixty (60) nor earlier than ninety (90) calendar days prior to the first anniversary of the date of the Company's proxy statement for the prior year's annual meeting (no later than January 7,

2005, and no earlier than December 8, 2004, for the Company's 2005 Annual Meeting of Stockholders). In the event, however, that the date of the annual meeting is changed by more than thirty (30) calendar days from the date of the prior year's annual meeting, such notice and supporting documentation must be received by the Corporate Secretary of the Company not later than the tenth day following the date on which the Company provides notice of the date of such annual meeting but in no event later than the fifth business day preceding the date of such annual meeting.

                                  OTHER MATTERS

The Board does not intend to present any business at the Annual Meeting other than the items stated in the "Notice of Annual Meeting of Stockholders" and knows of no other business to be presented for action at the meeting. If, however, any other business should properly come before the meeting or any continuations or adjournments thereof, it is intended that the enclosed proxy will be voted with respect thereto in accordance with the best judgment and discretion of the persons named in the proxy.

In addition to solicitation by mail, certain of the Company's directors, officers and regular employees, without additional compensation, may also solicit proxies personally or by telephone. The costs of such solicitation will be borne by the Company. The Company will also make arrangements with brokerage houses, custodians and other nominees to send proxy materials to the beneficial owners of shares of the Company's Common Stock held in their names, and the Company will reimburse them for their related postage and clerical expenses.

                            AVAILABILITY OF FORM 10-K
                        AND ANNUAL REPORT TO STOCKHOLDERS

Copies of the Company's Annual Report on Form 10-K for the fiscal year ended December 27, 2003, which includes certain audited financial information about the Company, are currently being mailed to stockholders together with this Proxy Statement. Copies of such Annual Report as filed with the Securities and Exchange Commission (exclusive of documents incorporated therein by reference), are available without charge to stockholders on the Company's Internet website (www.myTSCstore.com) or upon written request to the Company's investor relations department at the Company's main address.

                                                                      ADDENDUM A

                 TRACTOR SUPPLY COMPANY AUDIT COMMITTEE CHARTER
PURPOSE

The Audit Committee (the "Committee"), in order to assist the Board of Directors (the "Board"), in performing its oversight responsibilities shall oversee:

     o The accounting and financial reporting processes and the audits of the financial statements of the Company;
     o    Financial statements and information provided to stockholders;
     o The system of internal controls established by management and the Board of Directors;
     o    Financial reporting principles and policies;
     o    Internal and external audit processes; and
     o Management's control of information systems, data integrity and security.

The Audit Committee will facilitate open communications relating to financial accounting, reporting and internal control matters between itself, management, the internal auditors and the external auditor.

DUTIES AND RESPONSIBILITIES

In fulfilling its responsibilities, the Audit Committee shall:

GENERAL

     o Review the Committee's charter on an annual basis and recommend modifications, as necessary, to the Corporate Governance Committee and the Board of Directors.
     o Report Committee actions to the Board of Directors, including any recommendations the Committee may deem appropriate.
     o Meet with the Director of Internal Audit, the external auditor and management in separate executive sessions to discuss any matters that the Committee or these groups believe should be discussed privately with the Audit Committee and to confirm that the external auditors and internal auditors have had full, free and unrestricted access to all Company records, property, personnel and operations during the course of their audits.
     o Review with the Director of Internal Audit and the external auditor the coordination of audit efforts to assure completeness of the coverage of key business controls and risk areas, reduction of redundant efforts and the effective use of audit resources.
      o Establish procedures for (i) the receipt, retention and treatment of complaints regarding accounting, internal accounting controls or auditing matters and (ii) the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters.

INTERNAL CONTROLS AND RISK ASSESSMENT

     o Review the Company's process for assessing significant risks or exposures and the steps management has taken to minimize such risks.
     o Consider and review with management, the external auditor and the Director of Internal Audit:

          1. The effectiveness of or weaknesses in the Company's internal controls and the overall control environment.
          2. Any related significant findings and recommendations of the external auditors and internal audit, together with management's responses thereto, including the plan and timetable for implementation of corrective actions.
          3. The status and adequacy of management information systems and other information technology, including the significant related risks and major controls over such activities.
          4. Receive, and act upon as appropriate, the disclosures made by the Chief Executive Officer and the Chief Financial Officer concerning internal controls and fraud required by Rule 13a-14 and Rule 13a-15 of the Securities Exchange Act of 1934, as amended (the "Exchange Act").

FINANCIAL REPORTING

     o Receive, and act upon as appropriate, the information provided by the external auditor pursuant to Section 10A(K) of the Exchange Act concerning:

          1.   All critical accounting policies and practices.
          2. All alternative treatments of financial information within generally accepted accounting principles that have been discussed with management, the ramifications of the use of such alternatives and the treatment preferred by the external auditor.
          3.   Other material written communications with management.

     o Resolve any disagreements between management and the external auditor regarding financial reporting.
     o Upon completion of the annual audit, discuss with management and the external auditor:

          1. The Company's annual financial statements, related footnotes and annual report on Form 10-K to be filed with the SEC.
          2. The external auditor's audit of the annual financial statements and related report thereon.
          3. Any significant changes required in the external auditor's audit plan and any significant difficulties or disputes with management encountered during the course of the audit.
          4. The existence of significant estimates and judgments underlying the financial statements, including the rationale behind those estimates as well as the details on material accruals and reserves.

          5.   Changes in accounting principles, including the rationale for such changes and their impact on the financial statements.
          6.   The overall quality of the Company's financial reporting and the
               Company's accounting principles.
          7. Any other matters related to the conduct of the audit, which are to be communicated to the Committee under generally accepted auditing standards.

     o Based upon its findings in performing this review, the Audit Committee will make a recommendation to the Board of Directors regarding the inclusion of the audited financial statements in the Company's Annual Report on Form 10-K. In addition, the Audit Committee will provide a report in the Company's annual proxy statement which discusses (1) whether the Committee discussed these matters with management and the external auditors and (2) whether the Committee recommended to the Board that the audited financial statements be included in the Annual Report on Form 10-K.
     o The external auditors shall perform reviews of the Company's quarterly financial statements and discuss with management and with the Committee or its Chairman the results of their review prior to the filing of the Company's quarterly report on Form 10-Q.

EXTERNAL AUDITOR

     o Annually appoint, evaluate the performance of and, when necessary, replace the external auditor.
     o    Approve the compensation of the external auditor.
     o Review the scope and approach of the annual audit, including the identification of business and financial risks and exposures, with the external auditor and approve the engagement letter describing all the services to be performed by them.
     o Confirm the independence of the external auditor. On an annual basis, obtain from the external auditor a written statement that confirms their independence and addresses relationships and services that may impact independence. The Committee shall take appropriate action in response to the external auditor's report to satisfy itself of the external auditor's independence.
     o Pre-approve all auditing services and non-audit services provided by the external auditor, other than as described in the engagement letter. Such pre-approval may be delegated to one or more designated members of the Audit Committee, which pre-approvals shall be presented to the Audit Committee at its next meeting. Such pre-approval is waived if in compliance with the de minimus exception contained in
          Section 10A(i)(1)(B) of the Exchange Act.
     o Instruct the external auditor to report directly to the Audit Committee any serious difficulties or disagreements with management.

INTERNAL AUDITOR

     o Review and evaluate the scope and nature of the internal audit plan, including the linkage of the plan to the Company's overall business objectives and management's identification of success and risk factors.
     o Authorize and approve the appointment, replacement, reassignment or dismissal of the Director of Internal Audit.
     o Consider, in consultation with the Director of Internal Audit, the scope, role and independence of the internal audit function.
     o Review with management and the Director of Internal Audit significant audit findings, management's responses thereto, corrective actions implemented as a result of such findings and any change in the scope of the internal audit plan.
     o Review with the Director of Internal Audit and management the internal audit department budget, staffing and charter.

MEMBERSHIP

     o The Audit Committee will have a minimum of three independent directors.
     o Only directors who meet the independence, experience, and other requirements of NASDAQ, Section 10A(m)(3) of the Exchange Act and the rules adopted by the Securities and Exchange Commission (the "SEC") may serve on the Audit Committee.
     o Members of the Audit Committee shall be financially literate and at least one member of the Committee shall be an "audit committee financial expert," as defined in the rules adopted by the SEC.
     o The Corporate Governance Committee shall recommend prospective members, with input from the Chairperson of the Audit Committee and appointment by the full Board of Directors.
     o The Board will continue to evaluate each Committee member's eligibility to serve on the Committee.
     o    The Board will appoint the Committee members and a Chairperson.
     o    The Board may fill vacancies on the Committee.
     o The Board may remove a Committee member from the membership of the Committee at any time with or without cause.

COMMITTEE MEETINGS AND ACTION

     o A majority of the Committee members will be a quorum for the transaction of business.
     o The affirmative vote of a majority of those present at a meeting at which a quorum is present will be the act of the Committee.
     o Any action required or permitted to be taken at any meeting of the Committee may be taken without a meeting if all members consent thereto in writing and such writing is filed with the minutes of the proceedings of the Committee.
     o The Chairperson of the Committee will report to the Board on Committee actions at the Board's next regular meeting following such action. The Chairperson of the Committee will also report to the Board from time to time on the fulfillment of the Committee's duties under its Charter.

     o The Committee Secretary (who will be the Corporate Secretary) or another person so appointed at each meeting will keep minutes of all Committee meetings, which minutes will be distributed to all Board members.
     o The Committee will meet at least four times per year and at such other times as may be requested by its Chairperson.
     o The Committee may invite members of management or others to attend its meetings and to provide pertinent information as necessary.
     o The Committee Secretary and management liaison will normally prepare a preliminary agenda for each meeting of the Committee as far in advance of the meeting day as practicable.
     o The Committee Secretary should coordinate all mailings to the Committee members to the extent practicable.

AUTHORITY

In discharging its responsibilities, the Committee shall have the power to conduct or authorize investigations into any matters within the Committee's scope of responsibilities. The Committee shall have unrestricted access to members of management and all information relevant to its responsibilities. The Committee shall be empowered to retain independent counsel, accountants or others to assist in the conduct of any activity within the scope of this charter. The Company shall provide for appropriate funding, as determined by the Audit Committee, for payment of compensation to the independent auditor and to any other advisors retained by the Audit Committee and for ordinary administrative expenses of the Audit Committee in carrying out its duties. The independent auditor is ultimately responsible to the Audit Committee.

                                                                      ADDENDUM B

                             TRACTOR SUPPLY COMPANY
                            2004 CASH INCENTIVE PLAN


TABLE OF CONTENTS

Article 1. Establishment, Purpose, and Duration                              B-2

Article 2. Definitions                                                       B-2

Article 3. Administration                                                    B-4

Article 4. Maximum Awards to Covered Employees                               B-5

Article 5. Eligibility and Participation                                     B-5

Article 6. Performance Awards                                                B-6

Article 7. Performance Measures                                              B-6

Article 8. Dividend Equivalents                                              B-7

Article 9. Beneficiary Designation                                           B-8

Article 10. Deferrals                                                        B-8

Article 11. Rights of Participants                                           B-8

Article 12. Amendment, Modification, Suspension, and Termination             B-8

Article 13. Withholding                                                      B-9

Article 14. Successors                                                       B-9

Article 15: General Provisions                                               B-9

(A)    ARTICLE 1. ESTABLISHMENT, PURPOSE, AND DURATION

       1.1 ESTABLISHMENT. Tractor Supply Company, a Delaware corporation (hereinafter referred to as the "Company"), establishes an incentive compensation plan to be known as the 2004 Cash Incentive Plan (hereinafter referred to as the "Plan"), as set forth in this document.

       The Plan permits the grant of Performance Awards that must be paid in cash. The Plan shall become effective upon stockholder approval (the "Effective Date") and shall remain in effect as provided in Section 1.3 hereof.

       1.2 PURPOSE OF THE PLAN. The purpose of the Plan is to promote the interests of the Company and its stockholders by strengthening the Company's ability to attract, motivate, and retain Employees of the Company upon whose judgment, initiative, and efforts the financial success and growth of the business of the Company largely depend, and to provide an additional incentive for such individuals that promote and recognize the financial success and growth of the Company and create value for stockholders.

       1.3 DURATION OF THE PLAN. The Plan shall remain in effect until the Board terminates such Plan as provided in Section 12.1 of the Plan.

(B)    ARTICLE 2. DEFINITIONS

       Whenever used in the Plan, the following terms shall have the meanings set forth below, and when the meaning is intended, the initial letter of the word shall be capitalized.

       2.1 "AFFILIATE" shall have the meaning ascribed to such term in Rule 12b-2 of the General Rules and Regulations of the Exchange Act.

       2.2 "ANNUAL AWARD LIMIT" or "ANNUAL AWARD LIMITS" have the meaning set forth in Section 4.1.

       2.3 "AWARD" means, individually or collectively, a grant under this Plan of Performance Awards, in each case subject to the terms of this Plan.

       2.4 "AWARD AGREEMENT" means either (i) a written agreement entered into by the Company and a Participant setting forth the terms and provisions applicable to an Award granted under this Plan; or (ii) a written statement issued by the Company to a Participant describing the terms and provisions of such Award.

       2.5 "BENEFICIAL OWNER" or "BENEFICIAL OWNERSHIP" shall have the meaning ascribed to such term in Rule 13d-3 of the General Rules and Regulations of the Exchange Act.

       2.6 "BOARD" or "BOARD OF DIRECTORS" means the Board of Directors of the Company.

       2.7 "CODE" means the U.S. Internal Revenue Code of 1986, as amended from time to time.

       2.8 "COMMITTEE" means the compensation committee of the Board, or any other committee designated by the Board to administer this Plan. The members of the Committee shall be appointed from time to time by and shall serve at the discretion of the Board.

       2.9 "COMPANY" means Tractor Supply Company, a Delaware corporation, and any successor thereto as provided in Article 14 herein.

       2.10 "COVERED EMPLOYEE" shall mean at any date (i) any individual who, with respect to the previous taxable year of the Company, was a "Covered Employee" of the Company within the meaning of Section 162(m) of the Code; provided, however, that the term "Covered Employee" shall not include any such individual who is designated by the Committee, in its discretion, at the time of any Award or at any subsequent time, as reasonably expected not be such a "Covered Employee" with respect to the current taxable year of the Company and (ii) any individual who is designated by the Committee, in its discretion, at the time of any Award or at any subsequent time, as reasonably expected to be such a "Covered Employee" with respect to the current taxable year of the Company or with respect to the taxable year of the Company in which any applicable Award will be paid.

       2.11 "DIRECTOR" means any individual who is a member of the Board of Directors of the Company.

       2.12 "DISABILITY" means any disability qualifying for disability payments as outlined in the guidelines established by the Social Security Administration as determined by the Committee.

       2.13   "EFFECTIVE DATE" has the meaning set forth in Section 1.1.

       2.14 "EMPLOYEE" means any employee of the Company, its Affiliates, and/or its Subsidiaries.

       2.15 "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended from time to time, or any successor act thereto.

       2.16 "FAIR MARKET VALUE" or "FMV" means in respect of any Shares: (i) if the Shares are listed on any established stock exchange or a national market system, including, without limitation, the NASDAQ National Market, the closing sales price (or the closing bid, if no sales were reported) as quoted on such exchange or system, as reported in THE WALL STREET JOURNAL or such other source as the Committee deems reliable; or (ii) if the Shares are not listed on any such established stock exchange or national market system, the fair market value of the Shares as determined in good faith by the Committee.

       2.17 "INSIDER" shall mean an individual who is, on the relevant date, an officer, Director, or more than ten percent (10%) Beneficial Owner of any class of the Company's equity securities that is registered pursuant to Section 12 of the Exchange Act, as determined by the Board in accordance with Section 16 of the Exchange Act.

       2.18 "PARTICIPANT" means any eligible person as set forth in Article 5 to whom an Award is granted.

       2.19 "PERFORMANCE-BASED COMPENSATION" means compensation under an Award that satisfies the requirements of Section 162(m) of the Code for deductibility of remuneration paid to Covered Employees.

       2.20 "PERFORMANCE MEASURES" means measures as described in Article 7 on which the performance goals are based and which are approved by the Company's stockholders pursuant to this Plan in order to qualify Awards as Performance-Based Compensation.

       2.21 "PERFORMANCE PERIOD" means the period of time during which the performance goals must be met in order to determine the degree of payout and/or vesting with respect to an Award.

       2.22 "PERFORMANCE AWARD" means an Award granted to a Participant, as described in Article 6.

       2.23 "PERSON" shall have the meaning ascribed to such term in Section 3(a)(9) of the Exchange Act and used in Sections 13(d) and 14(d) thereof, including a "group" as defined in Section 13(d) thereof.

       2.24   "PLAN" means the Tractor Supply Company 2004 Cash Incentive Plan.

       2.25   "PLAN YEAR" means the calendar year.

       2.26 "SHARE" means a share of common stock of the Company, $.008 par value per share.

       2.27 "SUBSIDIARY" means any corporation or other entity, whether domestic or foreign, in which the Company has or obtains, directly or indirectly, a proprietary interest of more than fifty percent (50%) by reason of stock ownership or otherwise.

(C)    ARTICLE 3. ADMINISTRATION

       3.1 GENERAL. The Committee shall be responsible for administering the Plan, subject to this Article 3 and the other provisions of the Plan. The Committee may employ attorneys, consultants, accountants, agents, and other individuals, any of whom may be an Employee, and the Committee, the Company, and its officers and Directors shall be entitled to rely upon the advice, opinions, or valuations of any such individuals. All actions taken and all interpretations and determinations made by the Committee shall be final and binding upon the Participants, the Company, and all other interested individuals.

       3.2 AUTHORITY OF THE COMMITTEE. The Committee shall have full and exclusive discretionary power to interpret the terms and the intent of the Plan and any Award Agreement or other agreement or document ancillary to or in connection with the Plan, to determine eligibility for Awards and to adopt such rules, regulations, forms, instruments, and guidelines for administering the Plan as the Committee may deem necessary or proper. Such authority shall include, but not be limited to, selecting Award recipients, establishing all Award terms and conditions, including the terms and conditions set forth in Award Agreements, and, subject to Article 12, adopting modifications and amendments to the Plan or any Award Agreement, including without limitation, any that are necessary to comply with the laws of the countries and other jurisdictions in which the Company, its Affiliates, and/or its Subsidiaries operate.

       3.3 DELEGATION. The Committee may delegate to one or more of its members or to one or more officers of the Company, its Affiliates, and/or its Subsidiaries or to one or more agents or advisors such administrative duties or powers as it may deem advisable, and the Committee or any individual to whom it has delegated duties or powers as aforesaid may employ one or more individuals to render advice with respect to any responsibility the Committee or such individual may have under the Plan. The Committee may, by resolution, authorize one or more officers of the Company to do one or both of the following on the same basis as can the Committee: (a) designate Employees to be recipients of Awards; (b) determine the size of any such Awards; provided, however, (i) the Committee shall not delegate such responsibilities to any such officer for Awards granted to an Employee that is considered an Insider; (ii) the resolution providing such authorization sets forth the total number of Awards such officer(s) may grant; and (iii) the officer(s) shall report periodically to the Committee regarding the nature and scope of the Awards granted pursuant to the authority delegated.

(D)    ARTICLE 4. MAXIMUM AWARDS TO COVERED EMPLOYEES

       4.1 ANNUAL AWARD LIMIT. The maximum aggregate Award of Performance Awards that a Covered Employee may receive in any one Plan Year may not exceed fifteen million dollars ($5,000,000) ("Annual Award Limit").

       4.2 ADJUSTMENTS IN AWARDS. In the event of any corporate event or transaction (including, but not limited to, a change in the Shares of the Company or the capitalization of the Company) such as a merger, consolidation, reorganization, recapitalization, separation, stock dividend, stock split, reverse stock split, split up, spin-off, or other distribution of stock or property of the Company, combination of Shares, exchange of Shares, dividend in kind, or other like change in capital structure or distribution (other than normal cash dividends) to stockholders of the Company, or any similar corporate event or transaction, the Committee, in its sole discretion, in order to prevent dilution or enlargement of Participants' rights under the Plan, shall substitute or adjust, as applicable, the Awards, the Annual Award Limit, and other value determinations applicable to outstanding Awards.

       The Committee, in its sole discretion, may also make appropriate adjustments in the terms of any Awards under the Plan to the extent necessary and modify any other terms of outstanding Awards, including modifications of performance goals and changes in the length of Performance Periods, to reflect or related to such changes or distributions. The determination of the Committee as to the foregoing adjustments, if any, shall be conclusive and binding on Participants under the Plan.

(E)    ARTICLE 5. ELIGIBILITY AND PARTICIPATION

       5.1 ELIGIBILITY. Individuals eligible to participate in this Plan include all Employees.

       5.2 ACTUAL PARTICIPATION. Subject to the provisions of the Plan, the Committee may, from time to time, select from all eligible individuals, those to whom Awards shall be granted and shall determine, in its sole discretion, the nature of any and all terms permissible by law and the amount of each Award.

(F)    ARTICLE 6. PERFORMANCE AWARDS

       6.1 GRANT OF AWARDS. The Committee shall have sole and complete authority to determine the Participants who shall receive a Performance Award, which shall consist of a right that is (i) denominated in cash or Shares; (ii) valued, as determined by the Committee, in accordance with the achievement of such performance goals during such Performance Periods as the Committee shall establish; and (iii) payable at such time and in such form as the Committee shall determine. All Performance Awards to Covered Employees shall be subject to the terms and provisions of Article 7 hereof.

       6.2 TERMS AND CONDITIONS. Subject to the terms of the Plan and any applicable Award Agreement, the Committee shall determine the performance goals to be achieved during any Performance Period, the length of any Performance Period, the amount of any Performance Award and the amount and kind of any payment or transfer to be made pursuant to any Performance Award, and may amend specific provisions of the Performance Award.

       6.3 PAYMENT OF PERFORMANCE AWARDS. Performance Awards may be paid in a lump sum or in installments following the close of the Performance Period or, in accordance with the procedures established by the Committee, on a deferred basis. Unless otherwise provided in an Award Agreement, termination of employment prior to the Award payment date, other than for reasons of death, retirement, or Disability, will result in the forfeiture of the Performance Award, and no payments will be made. A Participant's rights to any Performance Award may not be sold, assigned, transferred, pledged, hypothecated or otherwise encumbered or disposed of in any manner, except by will or the laws of descent and distribution, and/or except as the Committee may determine at or after grant.

(G)    ARTICLE 7. PERFORMANCE MEASURES

       7.1 PERFORMANCE MEASURES. Notwithstanding anything in the Plan to the contrary, Performance Awards to Covered Employees shall be subject to the terms and provisions of this Article 7. The Committee may grant Performance Awards to Covered Employees solely based upon the attainment of performance targets related to one or more performance goals selected by the Committee from among the measures specified below:

       (a)    Same store sales;
       (b)    Comparable store sales;
       (c)    Market share;
       (d)    Sales volume;
       (e)    Total sales;
       (f)    Net earnings or net income (before or after taxes);
       (g)    Earnings per share;
       (h)    Net sales growth;
       (i)    Net operating profit;
       (j) Return measures (including, but not limited to, return on assets, capital, equity, or sales);
       (k) Cash flow (including, but not limited to, operating cash flow, free cash flow, and cash flow return on capital);
       (l) Earnings before or after taxes, interest, depreciation, and/or amortization;
       (m)    Gross or operating margins;

       (n)    Productivity ratios;
       (o) Share price (including, but not limited to, growth measures and total stockholder return);
       (p)    Expense targets;
       (q)    Margins;
       (r)    Operating efficiency;
       (s)    Customer satisfaction; (t) Working capital targets; and
       (u)    EVA(R).

       Any Performance Measure(s) may be used to measure the performance of the Company, its Affiliates, and/or its Subsidiaries, as a whole or any business unit of the Company, its Affiliates, and/or its Subsidiaries, or any combination thereof, as the Committee may deem appropriate, or any of the above Performance Measures as compared to the performance of a group of comparable companies, or published or special index that the Committee, in its sole discretion, deems appropriate, or the Company may select Performance Measure (o) above as compared to various stock market indices. The Committee also has the authority to provide for accelerated vesting of any Award based on the achievement of performance goals pursuant to the Performance Measures specified in this Article 7.

       7.2 EVALUATION OF PERFORMANCE. For any Award, the Committee may provide that evaluation of performance may include or exclude any of the following events that occur during a Performance Period: (a) asset write-downs;
(b) litigation or claim judgments or settlements; (c) the effect of changes in tax laws, accounting principles, or other laws or provisions affecting reported results; (d) any reorganization and restructuring programs; (e) extraordinary nonrecurring items as described in Accounting Principles Board Opinion No. 30 and/or in management's discussion and analysis of financial condition and results of operations appearing in the Company's annual report to stockholders for the applicable year; (f) acquisitions or divestitures; and (g) foreign exchange gains and losses. To the extent such inclusions or exclusions affect Awards to Covered Employees, they shall be prescribed, if at all, in a form that meets the requirements of Section 162(m) of the Code for deductibility.

       7.3 ADJUSTMENT OF PERFORMANCE-BASED COMPENSATION. Awards that are designed to qualify as Performance-Based Compensation, and that are held by Covered Employees, may not be adjusted upward. The Committee shall retain the discretion to adjust such Awards downward, either on a formula or discretionary basis or any combination, as the Committee determines.

       7.4 COMMITTEE DISCRETION. In the event that applicable tax and/or securities laws change to permit Committee discretion to alter the governing Performance Measures without obtaining stockholder approval of such changes, the Committee shall have sole discretion to make such changes without obtaining stockholder approval. In addition, in the event that the Committee determines that it is advisable to grant Awards that shall not qualify as Performance-Based Compensation, the Committee may make such grants without satisfying the requirements of Code Section 162(m) and may base vesting on Performance Measures other than those set forth in Section 7.1.

(H)    ARTICLE 8. DIVIDEND EQUIVALENTS

       Any Participant selected by the Committee may be granted dividend equivalents based on the dividends declared on Shares that are the measure for an Award, to be credited as of dividend payment dates, during the period between the date the Award is granted and the date the Award is exercised, vests or expires, as determined by the Committee. Such dividend equivalents shall be converted to cash by such formula and at such time and subject to such limitations as may be determined by the Committee.

(I)    ARTICLE 9. BENEFICIARY DESIGNATION

       Each Participant under the Plan may, from time to time, name any beneficiary or beneficiaries (who may be named contingently or successively) to whom any benefit under the Plan is to be paid in case of his death before he receives any or all of such benefit. Each such designation shall revoke all prior designations by the same Participant, shall be in a form prescribed by the Committee, and will be effective only when filed by the Participant in writing with the Company during the Participant's lifetime. In the absence of any such designation, benefits remaining unpaid at the Participant's death shall be paid to the Participant's estate.

(J)    ARTICLE 10. DEFERRALS

       The Committee may permit or require a Participant to defer such Participant's receipt of the payment of cash that would otherwise be due to such Participant by virtue of the lapse or waiver of restrictions with respect to any Awards. If any such deferral election is required or permitted, the Committee shall, in its sole discretion, establish rules and procedures for such payment deferrals.

(K)    ARTICLE 11. RIGHTS OF PARTICIPANTS

       11.1 EMPLOYMENT. Nothing in the Plan or an Award Agreement shall interfere with or limit in any way the right of the Company, its Affiliates, and/or its Subsidiaries, to terminate any Participant's employment at any time or for any reason not prohibited by law, nor confer upon any Participant any right to continue his or her employment for any specified period of time.

       Neither an Award nor any benefits arising under this Plan shall constitute an employment contract with the Company, its Affiliates, and/or its Subsidiaries and, accordingly, subject to Articles 3 and 12, this Plan and the benefits hereunder may be terminated at any time in the sole and exclusive discretion of the Committee without giving rise to any liability on the part of the Company, its Affiliates, and/or its Subsidiaries.

       11.2 PARTICIPATION. No individual shall have the right to be selected to receive an Award under this Plan, or, having been so selected, to be selected to receive a future Award.

(L)    ARTICLE 12. AMENDMENT, MODIFICATION, SUSPENSION, AND TERMINATION

       12.1   AMENDMENT, MODIFICATION, SUSPENSION, AND TERMINATION. Subject to
Section 1.3, the Committee may, at any time and from time to time, alter, amend, modify, suspend, or terminate the Plan and any Award Agreement in whole or in part; provided, however, no amendment of the Plan shall be made without stockholder approval if stockholder approval is required by law, regulation, or stock exchange rule.

       12.2 ADJUSTMENT OF AWARDS UPON THE OCCURRENCE OF CERTAIN UNUSUAL OR NONRECURRING EVENTS. The Committee may make adjustments in the terms and conditions of, and the criteria included in, Awards in recognition of unusual or nonrecurring events (including, without limitation, the events described in Section 4.2 hereof) affecting the Company or the financial statements of the Company or of changes in applicable laws, regulations, or accounting principles, whenever the Committee determines that such adjustments are appropriate in order to prevent unintended dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan. The determination of the Committee as to the foregoing adjustments, if any, shall be conclusive and binding on Participants under the Plan.

       12.3 AWARDS PREVIOUSLY GRANTED. Notwithstanding any other provision of the Plan to the contrary, no termination, amendment, suspension, or modification of the Plan or an Award Agreement shall adversely affect in any material way any Award previously granted under the Plan, without the written consent of the Participant holding such Award.

(M)    ARTICLE 13. WITHHOLDING

       The Company shall have the power and the right to deduct or withhold from any payment due or transfer made under any Award or under the Plan, or from any compensation or other amount owing to a Participant, or require a Participant to remit to the Company, the minimum statutory amount to satisfy federal, state, and local taxes, domestic or foreign, required by law or regulation to be withheld with respect to any taxable event arising as a result of this Plan.

(N)    ARTICLE 14. SUCCESSORS

       All obligations of the Company under the Plan with respect to Awards granted hereunder shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise, of all or substantially all of the business and/or assets of the Company.

(O)    ARTICLE 15. GENERAL PROVISIONS

       15.1   FORFEITURE EVENTS.

              (a) The Committee may specify in an Award Agreement that the Participant's rights, payments, and benefits with respect to an Award shall be subject to reduction, cancellation, forfeiture, or recoupment upon the occurrence of certain specified events, in addition to any otherwise applicable vesting or performance conditions of an Award. Such events may include, but shall not be limited to, termination of employment for cause, violation of material Company, Affiliate, and/or Subsidiary policies, breach of noncompetition, confidentiality, or other restrictive covenants that may apply to the Participant, or other conduct by the Participant that is detrimental to the business or reputation of the Company, its Affiliates, and/or its Subsidiaries.

              (b) If the Company is required to prepare an accounting restatement due to the material noncompliance of the Company, as a result of misconduct, with any financial reporting requirement under the securities laws, if the Participant knowingly or grossly negligently engaged in the misconduct, or knowingly or grossly negligently failed to prevent the misconduct, or if the Participant is one of the individuals subject to automatic forfeiture under Section 304 of the Sarbanes-Oxley Act of 2002, the Participant shall reimburse the Company the amount of any payment in settlement of an Award earned or accrued during the twelve- (12-) month period following the first public issuance or filing with the United States Securities and Exchange Commission (whichever just occurred) of the financial document embodying such financial reporting requirement.

       15.2 GENDER AND NUMBER. Except where otherwise indicated by the context, any masculine term used herein also shall include the feminine, the plural shall include the singular, and the singular shall include the plural.

       15.3 SEVERABILITY. In the event any provision of the Plan shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of the Plan, and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included.

       15.4 REQUIREMENTS OF LAW. The granting of Awards under the Plan shall be subject to all applicable laws, rules, and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required.

       15.5 EMPLOYEES BASED OUTSIDE OF THE UNITED STATES. Notwithstanding any provision of the Plan to the contrary, in order to comply with the laws in other countries in which the Company, its Affiliates, and/or its Subsidiaries operate or have Employees, the Committee, in its sole discretion, shall have the power and authority to:

              (a) Determine which Affiliates and/or Subsidiaries shall be covered by the Plan;

              (b) Determine which Employees outside the United States are eligible to participate in the Plan;

              (c) Modify the terms and conditions of any Award granted to Employees outside the United States to comply with applicable foreign laws;

              (d) Establish subplans and modify exercise procedures and other terms and procedures, to the extent such actions may be necessary or advisable. Any subplans and modifications to Plan terms and procedures established under this Section
                     15.5 by the Committee shall be attached to this Plan document as appendices; and

              (e) Take any action, before or after an Award is made, that it deems advisable to obtain approval or comply with any necessary local government regulatory exemptions or approvals.

       Notwithstanding the above, the Committee may not take any actions hereunder, and no Awards shall be granted, that would violate applicable law.

       15.6 UNFUNDED PLAN. Participants shall have no right, title, or interest whatsoever in or to any investments that the Company, its Affiliates, and/or its Subsidiaries may make to aid it in meeting its obligations under the Plan. Nothing contained in the Plan, and no action taken pursuant to its provisions, shall create or be construed to create a trust of any kind, or a fiduciary relationship between the Company and any Participant, beneficiary, legal representative, or any other individual. To the extent that any individual acquires a right to receive payments from the Company, its Affiliates, and/or its Subsidiaries under the Plan, such right shall be no greater than the right of an unsecured general creditor of the Company, its Affiliates, and/or its Subsidiaries, as the case may be. All payments to be made hereunder shall be paid from the general funds of the Company, its Affiliates, and/or its Subsidiaries, as the case may be and no special or separate fund shall be established and no segregation of assets shall be made to assure payment of such amounts except as expressly set forth in the Plan. The Plan is not subject to ERISA.

       15.7 RETIREMENT AND WELFARE PLANS. Except as otherwise determined by the Committee or unless such other plan expressly provides that such compensation shall be taken into account in computing a participant's benefit, the Awards made under the Plan and the cash paid pursuant to such Awards will not be included as "compensation" for purposes of computing the benefits payable to any Participant under the Company's, its Affiliates', and/or its Subsidiaries' retirement plans (both qualified and nonqualified) or welfare benefit plans.

       15.8 NONEXCLUSIVITY OF THE PLAN. The adoption of this Plan shall not be construed as creating any limitations on the power of the Board or Committee to adopt such other compensation arrangements as it may deem desirable for any Participant.

       15.9 NO CONSTRAINT ON CORPORATE ACTION. Nothing in this Plan shall be construed to: (i) limit, impair, or otherwise affect the Company's, its Affiliates', and/or its Subsidiaries' right or power to make adjustments, reclassifications, reorganizations, or changes of its capital or business structure, or to merge or consolidate, or dissolve, liquidate, sell, or transfer all or any part of its business or assets; or (ii) limit the right or power of the Company, its Affiliates, and/or its Subsidiaries to take any action which such entity deems to be necessary or appropriate.

       15.10 GOVERNING LAW. The Plan and each Award Agreement shall be governed by the laws of the State of Tennessee, excluding any conflicts or choice of law rule or principle that might otherwise refer construction or interpretation of the Plan to the substantive law of another jurisdiction. Unless otherwise provided in the Award Agreement, recipients of an Award under the Plan are deemed to submit to the exclusive jurisdiction and venue of the federal or state courts of Tennessee, to resolve any and all issues that may arise out of or relate to the Plan or any related Award Agreement.

       15.11 INDEMNIFICATION. Each individual who is or shall have been a member of the Board, or the Committee appointed by the Board, or an officer of the Company to whom authority was delegated in accordance with Article 3 shall be indemnified and held harmless by the Company against and from any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by him in connection with or resulting from any claim, action, suit, or proceeding to which he may be a party or in which he may be involved by reason of any action take or failure to act under the Plan and against and from any and all amounts paid by him in settlement thereof, with the Company's approval, or paid by him in satisfaction of any judgment in any such action, suit, or proceeding against him, provided he shall give the Company an opportunity, at its own expense, to handle and defend the same before he undertakes to handle and defend it on his own behalf, unless such loss, cost, liability, or expense is a result of his own willful misconduct or except as expressly provided by statute.

       The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company's Certificate of Incorporation of Bylaws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

--------------------------------------------------------------------------------



                             TRACTOR SUPPLY COMPANY
P
R                         ANNUAL MEETING OF STOCKHOLDERS
O
X              PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
Y
      The undersigned hereby appoints Calvin B. Massmann and M. Kim Vance and each of them (with power of substitution) proxies of the undersigned to represent and vote, as designated on the reverse side, all shares of common stock, par value $.008 per share ("Common Stock"), of Tractor Supply Company (the "Company") which the undersigned would be entitled to vote if personally present at the Annual Meeting of Stockholders to be held on April 15, 2004 and at any adjournment thereof.



                                                                 -------------
                 CONTINUED AND TO BE SIGNED ON REVERSE SIDE       SEE REVERSE
                                                                      SIDE
                                                                 -------------

--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

        PLEASE MARK
  /X/   VOTES AS IN
        THIS EXAMPLE.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN
BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE
VOTED "FOR" ITEMS 1, 2 AND 3. THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR"
ITEMS 1, 2 AND 3.

                                                                                                      FOR   AGAINST  ABSTAIN
1.  Election of three Class I Directors for a      2.  Ratification of the appointment of Ernst &
    three-year term ending at the 2007 Annual          Young LLP as independent auditors for the      / /     / /      / /
    Meeting of Stockholders.                           fiscal year ending December 25, 2004


NOMINEES FOR CLASS I DIRECTORS:                    3.  Approval of Senior Executive Incentive Plan    / /     / /     / /
(01) James F. Wright, (02) Gerard E. Jones
 and (03) Edna K. Morris
                                                   In their discretion, the Proxies are authorized to vote upon such other busines as may properly come before the annual meeting.

        FOR                          WITHHOLD
        ALL   /   /           /   /  FROM ALL      MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT                 /  /
     NOMINEES                        NOMINEES
                                                   IMPORTANT: Please date and sign as your name appears at left and return in the enclosed envelope. When signing as executor, administrator, trustee, guardian,
   /  /______________________________________      etc., please give full title as such. If the stockholder is a corporation, a
       For all nominees except as noted above      duly authorized officer whose title is stated should sign this proxy in the full corporation name.


                                                   Signature:________________________________   Date_______________


                                                   Signature:________________________________   Date_______________

-----------------------------------------------------------------------------------------------------------------------------------